SUPPLEMENT DATED AUGUST 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR SMALL-CAP GROWTH PORTFOLIO (formerly named Developing Growth Portfolio)

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for the Small-Cap Growth Portfolio (formerly named Developing Growth Portfolio), as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Investment Strategies subsection, the third paragraph is deleted and replaced with the following:

The Fund may invest in equity securities and depositary receipts of foreign companies.

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.